Supplement dated October 31, 2026 to the

currently effective Prospectus and Statement of Additional Information.

Shares of each Fund listed below are not currently offered or available for purchase on the secondary market.

Tradr 2X Short ASTS Daily ETF
Tradr 2X Short IGV Daily ETF
Tradr 2X Short MRVL Daily ETF
Tradr 2X Short NASA Daily ETF
Tradr 2X Short NOW Daily ETF
Tradr 2X Short QTUM Daily ETF

Each a series of Investment Managers Series Trust II

Please retain this Supplement for future reference.